UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 22, 2016

LIBERTY INTERACTIVE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On July  22, 2016 at 5:00 p.m., New York City time, Liberty Interactive Corporation (the “Company”) completed its previously announced spin-off (the “Spin-Off”) of its former wholly-owned subsidiary CommerceHub, Inc. (“CommerceHub”).

The Spin-Off was accomplished by the distribution (the “Distribution”) by the Company of a dividend of (i) 0.1 of a share of CommerceHub’s Series A common stock for each outstanding share of the Company’s Series A Liberty Ventures common stock (“LVNTA”) as of 5:00 p.m., New York City time, on July 8, 2016 (such date and time, the “Record Date”), (ii) 0.1 of a share of CommerceHub’s Series B common stock for each outstanding share of the Company’s Series B Liberty Ventures common stock (“LVNTB”) as of the Record Date and (iii) 0.2 of a share of CommerceHub’s Series C common stock for each outstanding share of LVNTA and LVNTB as of the Record Date, in each case, with cash paid in lieu of fractional shares.

In connection with the Spin-Off, the following agreements were entered into by the Company (the “Spin-Off Agreements”):

•

a Reorganization Agreement, dated as of  July 15, 2016, between the Company and CommerceHub, which provides for, among other things, the principal corporate transactions required to effect the Spin-Off, certain conditions to the Spin-Off and provisions governing the relationship between the Company and CommerceHub with respect to and resulting from the Spin-Off; and

•

a Tax Sharing Agreement, dated as of July 22, 2016, between CommerceHub and the Company, which governs the allocation of taxes, tax benefits, tax items and tax-related losses between CommerceHub and the Company.

The section of the prospectus forming a part of Amendment No. 3 to CommerceHub’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on July 14, 2016 (File No. 333-210508), entitled “Certain Relationships and Related Party Transactions—Relationships Between CH Parent and Liberty and/or Liberty Media,” which describes the material terms of the Spin-Off Agreements, is incorporated herein by reference. These descriptions are qualified in their entirety by reference to the full text of the Spin-Off Agreements, which are filed as Exhibits 2.1 and 10.1, respectively, to this Current Report on Form 8-K.

Item 8.01. Other Events

On July 22, 2016, the Company issued a press release (the “Press Release”) announcing the completion of the Spin-Off. The full text of the Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name

2.1

Reorganization Agreement, dated as of July 15, 2016, between Liberty Interactive Corporation and CommerceHub, Inc. (incorporated by reference to Exhibit 2.1 to CommerceHub, Inc.’s Current Report on Form 8-K filed on July 26, 2016 (File No. 001-37840) (the “CommerceHub 8-K”))

10.1	Tax Sharing Agreement, dated as of July 22, 2016, between Liberty Interactive Corporation and CommerceHub, Inc. (incorporated by reference to Exhibit 10.1 to the CommerceHub 8-K)
99.1	Press Release, dated July 22, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2016
LIBERTY INTERACTIVE CORPORATION

	By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Name

2.1

Reorganization Agreement, dated as of July 15, 2016, between Liberty Interactive Corporation and CommerceHub, Inc. (incorporated by reference to Exhibit 2.1 to CommerceHub, Inc.’s Current Report on Form 8-K filed on July 26, 2016 (File No. 001-37840) (the “CommerceHub 8-K”))

10.1	Tax Sharing Agreement, dated as of July 22, 2016, between Liberty Interactive Corporation and CommerceHub, Inc. (incorporated by reference to Exhibit 10.1 to the CommerceHub 8-K)
99.1	Press Release, dated July 22, 2016